VANGUARD MUNICIPAL BOND FUNDS

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 30, 1997

At a special meeting of shareholders held July 24, 1998, shareholders approved a proposal to permit each Vanguard Municipal Bond Fund to invest more than 25% of its assets in a single state. While the Funds currently have no plans to concentrate their investments in particular states, they may do so in the future if the portfolio managers believe that such concentration is in a Fund's best interests.


                                                                PS951-10/02/1998